UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 30, 2018

CORMEDIX INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-34673	20-5894890
(State or Other Jurisdictionof Incorporation)	(CommissionFile Number)	(IRS EmployerIdentification No.)

400 Connell Drive, Suite 5000, Berkeley Heights, NJ	07922
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (908) 517-9500

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01.
Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On August 30, 2018 we were notified that the NYSE American LLC accepted the Company's plan for continued listing. As a result, the Company's common stock will continue to be listed on the NYSE American, subject to quarterly reviews by NYSE Regulation to ensure progress toward its plan to restore compliance with continued listing. We previously submitted on July 16, 2018 a plan of compliance to address how we intended to regain compliance with Section 1003(a)(i), Section 1003(a)(ii) or Section 1003(a)(iii) of the Company Guide by December 16, 2019 (the “Sections 1003(a)(i)-(iii) Plan Period”).

If we are not in compliance with the NYSE American’s continued listing standards of Section 1003(a)(i), Section 1003(a)(ii) or Section 1003(a)(iii) within the timeframe provided, or do not make progress consistent with the plan during the Sections 1003(a)(i)-(iii) Plan Period, the NYSE American will initiate delisting proceedings.

As previously reported, on June 14, 2018, we received notice from the NYSE American that, based on our Form 10-Q for the quarter ended March 31, 2018, filed on May 15, 2018, we do not meet the continued listing standards of the NYSE American as set forth in Part 10 of the NYSE American Company Guide. Specifically, we are not in compliance with Section 1003(a)(i) (requiring stockholders’ equity of $2.0 million or more if it has reported losses from continuing operations and/or net losses in two of its three most recent fiscal years), Section 1003(a)(ii) (requiring stockholders’ equity of $4.0 million or more if it has reported losses from continuing operations and/or net losses in three of its four most recent fiscal years), and Section 1003(a)(iii) (requiring stockholders’ equity of $6.0 million or more if it has reported losses from continuing operations and/or net losses in its five most recent fiscal years). The notice noted that we have reported stockholders’ equity of $0.8 million as of March 31, 2018, and net losses in our five most recent fiscal years ended December 31, 2017. As a result, we have become subject to the procedures and requirements of Section 1009 of the Company Guide.

A copy of the press release we issued regarding this matter, as required by the NYSE American, is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)
Exhibits

Exhibit No.
Description

99.1
Press release dated August 31, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORMEDIX INC.

Date: August 31, 2018	By:	/s/ Robert W. Cook
	Name:	Robert W. Cook
	Title:	Chief Financial Officer